Exhibit 10.2

Execution Copy

AMENDMENT NO. 2

Amendment No. 2, dated as of April 15, 2005, among TYCO INTERNATIONAL GROUP S.A., a Luxembourg company (the “Borrower”), TYCO INTERNATIONAL LTD., a Bermuda company (the “Parent”) (and together with the Borrower, the “Principal Obligors”), each required lender party hereto (collectively, the “Required Lenders” and individually, a “Required Lender”), and BANK OF AMERICA, N.A. as Paying Agent (in such capacity, the “Paying Agent”).

WITNESSETH

WHEREAS, the Borrower, the Parent, the Required Lenders, the Paying Agent and certain other financial institutions have entered into that certain U.S. $1,500,000,000 Three-Year Credit Agreement, dated as of December 22, 2003 (the “Agreement”);

WHEREAS, the Borrower, the Parent, the Paying Agent and the Required Lenders desire to amend the Agreement in certain respects;

NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Definitions and References.  Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Agreement.

SECTION 2.  Amendments.

(a)          Section 1.01 of the Agreement is hereby amended by deleting the definition of “Affiliate”, and inserting the following new definition in its place:

““Affiliate” means, as to any Person, (i) any other Person that directly, or indirectly through one or more intermediaries, controls such first Person or (ii) any Person which is controlled by or is under common control with such controlling Person, provided, that (a) neither the Parent nor any Subsidiary shall be deemed to be an Affiliate of a Principal Obligor, and (b) no Subsidiary shall be deemed to be an Affiliate of any other Subsidiary.  As used herein, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.”

(b)          Section 6.08(ii) of the Agreement is hereby amended by deleting that section in its entirety and inserting in its place the following new Section 6.08(ii):

“(ii) Debt of any Consolidated Subsidiary (other than the Borrower) outstanding as of the Amendment Effective Date, and any Refinancings thereof or”

SECTION 3.  Representations True; No Event of Default.   The Principal Obligors represent and warrant on the Effective Date that:

(a)  The representations and warranties contained in Article V of the Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof after giving effect to this Amendment, except to the extent that any such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct as of such earlier date.

(b)  No event has occurred and is continuing, or would result from the execution and delivery of this Amendment, which constitutes an Event of Default or which, with the giving of notice and/or the passage of time, would constitute an Event of Default.

(c)  This Amendment has been duly authorized, executed and delivered on behalf of each of the Principal Obligors.

(d)  Each of this Amendment and the Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Principal Obligors, enforceable against each of the Principal Obligors in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity.

SECTION 4.  Ratification.  Except as amended hereby, the Agreement and all other documents executed in connection therewith (including without limitation, the Notes) shall remain in full force and effect.  The Agreement, as amended hereby, and all rights and powers created thereby or thereunder and under such other documents are in all respects ratified and confirmed.

SECTION 5.  Conditions Precedent.  Pursuant to Section 10.01 of the Agreement, this Amendment will become effective on and as of the first date (the “Effective Date”) on which the Paying Agent has received, in form and substance satisfactory to the Paying Agent and the Required Lenders, a counterpart of this Amendment duly executed by the Required Lenders and the Principal Obligors and acknowledged by the Paying Agent.  Until the occurrence of the Effective Date, the Agreement, without giving effect to this Amendment, shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, all Commitments and Loans thereunder shall continue as set forth therein and all interest accruing and other amounts payable under the Agreement shall continue to accrue and be payable as provided for therein.

SECTION 6.  Miscellaneous.

(a)  The Agreement and this Amendment shall be read, taken and construed as one and the same instrument from and after the Effective Date.

(b)  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(c)  Any references in the Agreement to “this Agreement”, “hereunder”, “herein” or words of like import, and each reference in any other document executed in connection with the Agreement (including without limitation, the Notes), to “the Agreement”, “thereunder”, “therein”

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or words of like import, shall, from and after the Effective Date, mean and be a reference to the Agreement as amended hereby.

(d)  The Borrower agrees to reimburse the Paying Agent for its reasonable out-of-pocket expenses in connection with this Amendment including the reasonable fees, charges and disbursements of Chadbourne & Parke LLP, counsel for the Paying Agent.

(e)  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TYCO INTERNATIONAL GROUP S.A., as Borrower

By:	/s/ KEVIN O'KELLY-LYNCH

Name:	Kevin O'Kelly-Lynch

Title:	Managing Director

TYCO INTERNATIONAL LTD., as Parent

By:	/s/ CHRISTOPHER J. COUGHLIN

Name:	Christopher J. Coughlin

Title:	Executive Vice President & Chief Financial Officer

[Signature Page to the Amendment to the Three Year Credit Agreement]

BANK OF AMERICA, N.A., as Paying Agent

By:	/s/ JOHN POCALYKO

Name:	John Pocalyko

Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ JOHN POCALYKO

Name:	John Pocalyko

Title:	Senior Vice President

CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ DIANE L. POCKAJ

Name:	Diane L. Pockaj

Title:	Vice President

ABN AMRO BANK N.V.

By:	/s/ ERIC OPPENHEIMER

Name:	Eric Oppenheimer

Title:	Director

By:	/s/ KEVIN LEGALLO

Name:	Kevin Legallo

Title:	Assistant Vice President

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:

Name:

Title:

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By:

Name:

Title:

THE BANK OF N.T. BUTTERFIELD & SON LTD.

By:

Name:

Title:

By:

Name:

Title:

THE BANK OF NOVA SCOTIA

By:	/s/ WILLIAM E. ZARRETT

Name:	William E. Zarrett

Title:	Managing Director

BANK ONE

By:

Name:

Title:

BARCLAYS BANK PLC

By:	/s/ NICHOLAS A. BELL

Name:	Nicholas A. Bell

Title:	Director

BAYERISCHE HYPO-UND VEREINSBANK AG, New York Branch

By:	/s/ MARIANNE WEINZINGER

Name:	Marianne Weinzinger

Title:	Director

By:	/s/ PATRICIA GRIEVE

Name:	Patricia Grieve

Title:	Director

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By:	/s/ DIETMAR RIEG

Name:	Dietmar Rieg

Title:	Senior Vice President

By:	/s/ NORMAN MCCLAVE

Name:	Norman McClave

Title:	First Vice President

BEAR STEARNS CORPORATE LENDING INC.

By:	/s/ KEITH BARNIUSH

Name:	Keith Barniush

Title:	Executive Vice President

BNP PARIBAS

By:	/s/ RICHARD PACE

Name:	Richard Pace

Title:	Managing Director

By:	NANETTE BAUDON

Name:	Nanette Baudon

Title:	Vice President

CITIBANK, N.A.

By:

Name:

Title:

COMMERZBANK AG, New York and Grand Cayman Branches

By:

Name:

Title:

By:

Name:

Title:

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:

Name:

Title:

By:

Name:

Title:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ BELINDA WHEELER

Name:	Belinda Wheeler

Title:	Director

By:	/s/ MING K. CHU

Name:	Ming K. Chu

Title:	Vice President

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:

Name:

Title:

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:

Name:

Title:

ING BELGIUM NV/SA

By:	/s/ YVES ADLER

Name:	Yves Adler

Title:	Directeur Adjoint

JPMORGAN CHASE BANK, N.A.

By:	/s/ ROBERT T. SACKS

Name:	Robert T. Sacks

Title:	Managing Director

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ JANINE M. SHUGAN

Name:	Janine M. Shugan

Title:	Authorized Signatory

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ JOSHUA C. BECKER

Name:	Joshua C. Becker

Title:	Assistant Vice President

MELLON BANK, N.A.

By:	/s/ DANIEL J. LENCKOS

Name:	Daniel J. Lenckos

Title:	First Vice President

MERRILL LYNCH BANK USA

By:	/s/ LOUIS ALDER

Name:	Louis Alder

Title:	Director

MIZUHO CORPORATE BANK, LTD.

By:

Name:

Title:

MORGAN STANLEY BANK

By:	/s/ DANIEL TWENGE

Name:	Daniel Twenge

Title:	Vice President

THE NORTHERN TRUST COMPANY

By:	/s/ JOHN A. KONSTANTOS

Name:	John A. Konstantos

Title:	Vice President

THE ROYAL BANK OF SCOTLAND, PLC

By:	/s/ MARIA AMARAL-LEBLANC

Name:	Maria Amaral Le-Blanc

Title:	Senior Vice President

SAN PAOLO IMI S.p.A.

By:	/s/ RENATO CARDUCCI

Name:	Renato Carducci

Title:	General Manager

By:	/s/ LUCA SACCHI

Name:	Luca Sacchi

Title:	Vice President

SOCIETE GENERALE

By:	/s/ MARIA IARRICCIO

Name:	Maria Iarriccio

Title:	Vice President

SUMITOMO MITSUI BANKING CORP., NEW YORK

By:	/s/ Y. HIRO HYAKUTOME

Name:	Y. Hiro Hyakutome

Title:	Deputy General Manager

UBS LOAN FINANCE LLC

By:

Name:

Title:

By:

Name:

Title:

WESTPAC BANKING CORPORATION

By:	/s/ ROBERT BOSSÉ

Name:	Robert Bossé

Title:	Vice President